PRIORITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2024

(unaudited)

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)(7)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$—	$—	—%
AIMCO CLO 11, Ltd.	Subordinated Notes	17.45%	10/17/2034	4/4/2022	5,000,000	5,365,901	4,832,411	0.7%
Apidos CLO XVIII-R	Subordinated Notes	5.66%	10/22/2030	9/26/2018	410,000	521,851	408,479	0.1%
Apidos CLO XX	Subordinated Notes	14.12%	7/16/2031	3/4/2020	12,500,000	7,648,358	7,403,401	1.1%
Apidos CLO XXI(6)(7)	Subordinated Notes	—%	7/19/2027	5/13/2015	5,000,000	1,468,543	—	—%
Apidos CLO XXII	Subordinated Notes	3.92%	4/21/2031	9/17/2015	9,894,611	7,065,831	6,396,700	1.0%
Apidos CLO XXIV	Subordinated Notes	19.66%	10/21/2030	5/17/2019	12,214,397	7,361,567	7,401,291	1.1%
Apidos CLO XXVI(6)	Subordinated Notes	—%	7/18/2029	7/25/2019	6,000,000	4,203,434	2,967,209	0.5%
Barings CLO Ltd. 2015-I(6)	Subordinated Notes	—%	1/20/2031	4/1/2015	3,400,000	1,765,781	1,063,688	0.2%
Barings CLO Ltd. 2018-III(6)	Subordinated Notes	—%	7/20/2029	10/10/2014	396,214	142,795	45,845	0.0%
BlueMountain CLO 2013-2 Ltd.(6)	Subordinated Notes	—%	10/22/2030	10/1/2015	1,900,000	1,273,874	611,876	0.1%
BlueMountain CLO XXVI Ltd.	Subordinated Notes	17.45%	10/20/2034	11/18/2021	8,906,000	8,336,348	7,324,798	1.1%
BlueMountain CLO XXVIII Ltd.	Subordinated Notes	18.74%	4/17/2034	4/1/2022	3,300,000	3,119,496	2,869,986	0.4%
BlueMountain CLO XXIX Ltd.	Subordinated Notes	17.80%	7/25/2034	12/15/2021	6,000,000	6,079,303	5,332,615	0.8%
BlueMountain CLO XXXI Ltd.	Subordinated Notes	18.84%	4/19/2034	4/28/2022	5,000,000	4,572,708	4,196,291	0.6%
BlueMountain CLO XXXII Ltd.	Subordinated Notes	19.24%	10/16/2034	2/18/2022	12,000,000	10,794,286	9,827,714	1.5%
BlueMountain CLO XXXIV Ltd.	Subordinated Notes	20.15%	4/20/2035	3/23/2022	5,700,000	5,821,352	5,284,408	0.8%
BlueMountain Fuji US CLO II Ltd.(6)	Subordinated Notes	—%	10/21/2030	8/22/2017	2,500,000	1,812,721	1,467,354	0.2%
California Street CLO IX, Ltd.	Preference Shares	11.34%	7/16/2032	12/13/2019	4,670,000	2,382,829	2,168,353	0.3%
Carlyle Global Market Strategies CLO 2013-1, Ltd.(6)	Subordinated Notes	—%	8/14/2030	6/23/2016	17,550,000	8,998,430	5,405,685	0.8%
Carlyle Global Market Strategies CLO 2013-4, Ltd.(6)	Income Notes	—%	1/15/2031	12/22/2016	11,839,488	6,091,040	4,290,922	0.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	2.21%	4/17/2031	2/25/2016	12,870,000	7,492,710	6,296,097	1.0%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.(6)	Subordinated Notes	—%	7/28/2031	5/23/2018	15,000,000	11,382,552	9,192,896	1.4%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	6.53%	4/20/2034	3/16/2016	6,844,556	6,224,458	5,010,765	0.8%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	6.82%	7/20/2034	8/8/2016	3,245,614	2,960,735	2,435,083	0.4%
Carlyle Global Market Strategies CLO 2017-2, Ltd.	Subordinated Notes	8.34%	7/21/2031	1/4/2022	4,450,000	2,897,612	2,452,422	0.4%
Carlyle Global Market Strategies CLO 2017-4, Ltd.	Income Notes	4.29%	1/15/2030	10/14/2021	9,107,000	5,506,504	4,505,242	0.7%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Carlyle Global Market Strategies CLO 2017-5, Ltd.(6)	Subordinated Notes	—%	1/22/2030	12/18/2017	$10,000,000	$7,720,239	$5,806,806	0.9%
Cedar Funding II CLO, Ltd.	Subordinated Notes	12.94%	4/20/2034	9/27/2017	2,500,000	2,402,906	1,993,730	0.3%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	13.02%	7/23/2034	6/19/2017	26,698,229	22,686,306	20,551,409	3.0%
Cedar Funding V CLO, Ltd.	Subordinated Notes	14.79%	7/17/2031	10/15/2018	7,358,000	7,521,452	7,046,368	1.1%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	15.43%	4/20/2034	8/7/2017	6,722,117	6,956,143	5,902,763	0.9%
Cedar Funding X CLO, Ltd.	Subordinated Notes	20.83%	10/20/2032	1/12/2022	10,775,000	10,363,477	9,921,011	1.5%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	19.28%	6/1/2032	7/12/2021	17,500,000	15,090,416	14,034,848	2.2%
Cedar Funding XII, Ltd.	Subordinated Notes	19.03%	10/25/2034	3/28/2022	3,300,000	3,195,430	3,001,952	0.5%
Cedar Funding XIV, Ltd.	Subordinated Notes	19.33%	7/15/2033	4/7/2022	10,000,000	8,656,798	8,070,929	1.2%
Cedar Funding XV, Ltd.	Subordinated Notes	22.57%	4/20/2035	7/25/2022	5,000,000	4,157,637	4,107,694	0.6%
Cent CLO 21 Limited(6)	Subordinated Notes	—%	7/26/2030	5/15/2014	510,555	325,119	15,690	0.0%
CIFC Falcon 2019, Ltd.	Subordinated Notes	16.07%	1/20/2033	5/14/2021	8,500,000	8,252,154	7,712,809	1.2%
CIFC Funding 2013-I, Ltd.(6)	Subordinated Notes	—%	7/16/2030	6/1/2018	3,000,000	1,622,356	1,226,969	0.2%
CIFC Funding 2013-II, Ltd.(6)	Income Notes	—%	10/18/2030	2/6/2014	305,000	144,865	98,633	0.0%
CIFC Funding 2013-III-R, Ltd.	Subordinated Notes	6.13%	4/24/2031	1/19/2021	4,900,000	2,335,291	2,119,007	0.3%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	3.37%	4/28/2031	3/15/2019	8,000,000	5,091,293	4,564,371	0.7%
CIFC Funding 2014, Ltd.(6)	Income Notes	—%	1/21/2031	2/6/2014	2,758,900	1,538,102	1,184,699	0.2%
CIFC Funding 2014-III, Ltd.	Income Notes	4.45%	10/22/2031	11/14/2016	11,700,000	7,380,981	6,025,440	0.9%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	10.99%	1/17/2035	8/5/2014	4,833,031	3,409,750	2,717,056	0.4%
CIFC Funding 2015-I, Ltd.(6)	Subordinated Notes	—%	1/22/2031	11/24/2015	7,500,000	4,468,152	3,197,807	0.5%
CIFC Funding 2015-III, Ltd.(6)	Subordinated Notes	—%	4/19/2029	5/29/2018	10,000,000	4,248,413	2,777,186	0.4%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	13.32%	4/20/2034	4/27/2016	22,930,000	14,343,956	11,901,864	1.8%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	21.85%	10/21/2031	12/9/2016	6,500,000	5,256,022	5,701,807	0.9%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	11.87%	4/20/2029	2/3/2017	8,000,000	5,790,240	4,358,509	0.7%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	1.26%	10/24/2030	8/14/2017	18,000,000	15,924,404	13,568,684	2.1%
CIFC Funding 2018-II, Ltd.	Subordinated Notes	22.10%	4/20/2031	8/11/2022	10,000,000	6,871,436	6,722,936	1.0%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	15.11%	10/17/2031	6/19/2020	6,000,000	5,118,678	5,028,554	0.8%
CIFC Funding 2020-II, Ltd.	Income Notes	22.76%	10/20/2034	7/20/2020	2,000,000	1,811,019	1,869,100	0.3%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	19.01%	10/20/2034	9/11/2020	7,350,000	7,327,514	7,024,428	1.1%
Columbia Cent CLO 29 Limited	Subordinated Notes	20.07%	10/20/2034	7/10/2020	16,000,000	13,544,014	14,058,434	2.1%
Columbia Cent CLO 31 Limited	Subordinated Notes	17.88%	4/20/2034	2/1/2021	12,100,000	11,199,086	10,425,523	1.6%
Dryden 86 CLO, Ltd.	Subordinated Notes	17.60%	7/17/2034	3/10/2022	10,250,000	8,298,893	7,152,803	1.1%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Dryden 87 CLO, Ltd.	Subordinated Notes	18.61%	5/22/2034	3/10/2022	$4,000,000	$3,810,638	$3,490,838	0.5%
Dryden 95 CLO, Ltd.	Subordinated Notes	18.18%	8/21/2034	4/27/2022	10,500,000	9,416,276	8,494,094	1.3%
Galaxy XIX CLO, Ltd.(6)	Subordinated Notes	—%	7/24/2030	12/5/2016	2,750,000	1,717,499	1,221,163	0.2%
Galaxy XX CLO, Ltd.	Subordinated Notes	5.64%	4/21/2031	5/28/2021	2,000,000	1,550,637	1,337,486	0.2%
Galaxy XXI CLO, Ltd.	Subordinated Notes	5.99%	4/21/2031	5/28/2021	4,775,000	3,146,001	2,733,125	0.4%
Galaxy XXVII CLO, Ltd.	Subordinated Notes	6.89%	5/16/2031	7/23/2021	2,212,500	1,043,593	1,031,603	0.2%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	6.95%	7/15/2031	5/30/2014	5,295,000	2,746,536	2,550,247	0.4%
GoldenTree Loan Opportunities IX, Ltd.(6)(7)	Subordinated Notes	—%	10/29/2029	7/19/2017	3,250,000	993,652	—	—%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)(7)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)(7)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	—%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)(7)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	—%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	—	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,329,399	10,971	0.0%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	195,731	101,242	0.0%
Jefferson Mill CLO Ltd.(6)	Subordinated Notes	—%	10/20/2031	6/30/2015	6,049,689	4,266,837	3,095,329	0.5%
LCM XV Limited Partnership(6)	Income Notes	—%	7/19/2030	1/28/2014	250,000	130,404	47,406	0.0%
LCM XVI Limited Partnership(6)	Income Notes	—%	10/15/2031	5/12/2014	6,814,685	4,097,768	3,022,716	0.5%
LCM XVII Limited Partnership(6)	Income Notes	—%	10/15/2031	9/17/2014	1,000,000	639,394	416,319	0.1%
LCM XVIII Limited Partnership	Income Notes	1.22%	7/21/2031	10/29/2021	12,195,000	5,243,991	4,029,633	0.6%
LCM XXVIII Limited Partnership	Subordinated Notes	8.69%	10/21/2030	10/29/2021	2,000,000	1,361,414	1,174,291	0.2%
LCM XXXII Limited Partnership	Income Notes	19.59%	7/20/2034	3/2/2022	10,390,000	8,931,146	7,806,930	1.2%
LCM XXXIV Limited Partnership	Subordinated Notes	25.03%	10/20/2034	8/4/2022	2,395,000	1,839,368	1,746,012	0.3%
Madison Park Funding XIII, Ltd.(6)	Subordinated Notes	—%	4/19/2030	2/3/2014	13,000,000	6,034,659	4,787,266	0.7%
Madison Park Funding XIV, Ltd.	Subordinated Notes	8.97%	10/22/2030	7/3/2014	23,750,000	16,220,122	13,653,391	2.1%
Madison Park Funding XL, Ltd.	Subordinated Notes	10.64%	5/28/2030	10/8/2020	7,000,000	3,293,350	2,935,225	0.4%
Marble Point CLO XXIII Ltd.	Subordinated Notes	36.20%	1/22/2035	3/28/2024	6,400,000	3,888,000	3,949,981	0.6%
Mountain View CLO 2014-1 Ltd.(6)(7)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	—%
Mountain View CLO IX Ltd.(6)	Subordinated Notes	—%	7/15/2031	5/13/2015	8,815,500	3,522,462	2,441,046	0.4%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	16.06%	4/17/2034	2/9/2022	16,000,000	17,146,327	13,708,574	2.1%
Neuberger Berman CLO XXI, Ltd.	Subordinated Notes	17.88%	4/20/2034	2/16/2022	8,501,407	7,758,520	6,589,679	1.0%
Octagon Investment Partners XIV, Ltd.(6)	Income Notes	—%	7/16/2029	12/1/2017	6,150,000	2,821,529	265,350	0.0%
Octagon Investment Partners XV, Ltd.(6)	Income Notes	—%	7/19/2030	5/23/2019	8,937,544	4,418,762	3,369,474	0.5%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XVII, Ltd.(6)	Subordinated Notes	—%	1/27/2031	6/28/2018	$16,153,000	$6,695,211	$4,226,560	0.6%
Octagon Investment Partners 18-R, Ltd.(6)	Subordinated Notes	—%	4/16/2031	7/30/2015	4,568,944	1,750,412	1,192,459	0.2%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	8.22%	5/12/2031	4/25/2019	3,500,000	3,017,227	2,367,857	0.4%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	3.35%	2/14/2031	1/6/2016	13,822,188	7,972,898	6,183,129	0.9%
Octagon Investment Partners XXII, Ltd.(6)	Subordinated Notes	—%	1/22/2030	11/12/2014	6,625,000	4,110,939	2,667,591	0.4%
Octagon Investment Partners 27, Ltd.(6)	Subordinated Notes	—%	7/15/2030	10/31/2018	5,000,000	2,919,772	2,246,573	0.3%
Octagon Investment Partners 30, Ltd.(6)	Subordinated Notes	—%	3/18/2030	11/16/2017	9,525,000	6,211,138	4,640,289	0.7%
Octagon Investment Partners 31, Ltd.(6)	Subordinated Notes	—%	7/19/2030	12/20/2019	3,067,500	1,610,833	1,343,004	0.2%
Octagon Investment Partners 33, Ltd.(6)	Subordinated Notes	—%	1/20/2031	7/9/2018	2,850,000	2,041,305	1,286,507	0.2%
Octagon Investment Partners 36, Ltd.(6)	Subordinated Notes	—%	4/15/2031	12/20/2019	10,400,960	7,188,001	5,865,005	0.9%
Octagon Investment Partners 37, Ltd.	Subordinated Notes	3.84%	7/25/2030	3/17/2021	14,500,000	10,461,593	9,039,828	1.4%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	6.48%	10/21/2030	1/9/2020	10,250,000	8,292,074	7,590,446	1.2%
Octagon Loan Funding, Ltd.	Subordinated Notes	4.65%	11/18/2031	8/25/2014	5,014,526	2,943,589	2,499,589	0.4%
OZLM VI, Ltd.(6)	Subordinated Notes	—%	4/17/2031	10/31/2016	15,688,991	9,393,182	5,536,354	0.8%
OZLM VII, Ltd.(6)	Subordinated Notes	—%	7/17/2029	11/3/2015	2,654,467	1,223,442	152,809	0.0%
OZLM VIII, Ltd.(6)	Subordinated Notes	—%	10/17/2029	8/7/2014	950,000	506,520	147,702	0.0%
OZLM IX, Ltd.(6)	Subordinated Notes	—%	10/20/2031	2/22/2017	15,000,000	10,376,970	7,576,162	1.2%
OZLM XII, Ltd.(6)(7)	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	6,534,353	—	—%
OZLM XXII, Ltd.(6)	Subordinated Notes	—%	1/17/2031	5/11/2017	27,343,000	11,999,884	6,906,745	1.1%
Redding Ridge 3 CLO, Ltd.	Preference Shares	1.98%	1/15/2030	3/26/2021	12,293,000	6,161,015	4,824,026	0.7%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	4.39%	4/15/2030	1/29/2021	14,000,000	11,859,806	10,240,828	1.6%
Redding Ridge 5 CLO, Ltd.	Subordinated Notes	9.75%	10/15/2031	5/27/2021	5,500,000	5,182,004	4,728,026	0.7%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Notes	15.17%	10/20/2034	2/11/2022	8,000,000	7,356,332	7,031,111	1.1%
Romark WM-R Ltd.(6)	Subordinated Notes	—%	4/21/2031	4/11/2014	490,713	309,733	233,147	0.0%
Sound Point CLO II, Ltd.(6)	Subordinated Notes	—%	1/26/2031	5/16/2019	21,053,778	9,200,285	4,420,413	0.7%
Sound Point CLO VII-R, Ltd.(6)	Subordinated Notes	—%	10/23/2031	7/31/2019	9,002,745	3,582,190	2,691,056	0.4%
Sound Point CLO XVII, Ltd.(6)	Subordinated Notes	—%	10/20/2030	7/11/2018	20,000,000	13,143,516	8,152,063	1.2%
Sound Point CLO XVIII, Ltd.(6)	Subordinated Notes	—%	1/20/2031	10/29/2018	15,563,500	9,378,787	6,866,907	1.1%
Sound Point CLO XIX, Ltd.(6)	Subordinated Notes	—%	4/15/2031	9/23/2021	7,500,000	3,851,722	3,122,556	0.5%
Sound Point CLO XX, Ltd.	Subordinated Notes	0.15%	7/28/2031	11/5/2021	8,000,000	4,962,694	3,955,285	0.6%
Sound Point CLO XXIII, Ltd.	Subordinated Notes	11.78%	7/15/2034	8/27/2021	5,915,000	4,865,742	4,399,579	0.7%
Symphony CLO XIV, Ltd.(6)(7)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	336,096	—	—%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Symphony CLO XVI, Ltd.(6)	Subordinated Notes	—%	10/15/2031	7/1/2015	$5,000,000	$3,623,008	$2,802,085	0.4%
Symphony CLO XIX, Ltd.	Subordinated Notes	9.34%	4/16/2031	5/6/2021	2,000,000	1,205,116	1,018,986	0.2%
TCI-Symphony CLO 2017-1, Ltd.	Income Notes	7.57%	7/15/2030	9/15/2020	3,000,000	1,702,131	1,436,525	0.2%
TCW CLO 2021-2, Ltd.	Subordinated Notes	21.93%	7/25/2034	8/17/2022	5,000,000	4,111,511	3,887,793	0.6%
THL Credit Wind River 2013-1 CLO, Ltd.(6)	Subordinated Notes	—%	7/19/2030	11/1/2017	10,395,000	6,382,090	2,362,016	0.4%
THL Credit Wind River 2013-2 CLO, Ltd.(6)	Income Notes	—%	10/18/2030	12/27/2017	3,250,000	1,644,915	880,752	0.1%
THL Credit Wind River 2014-1 CLO, Ltd.(6)	Subordinated Notes	—%	7/18/2031	7/11/2018	11,800,000	6,128,006	2,704,230	0.4%
THL Credit Wind River 2014-2 CLO, Ltd.(6)	Income Notes	—%	1/15/2031	1/22/2021	7,550,000	2,408,232	1,160,957	0.2%
THL Credit Wind River 2017-4 CLO, Ltd.(6)(7)	Subordinated Notes	—%	11/20/2030	6/25/2020	3,765,400	1,877,737	426,774	0.1%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	3.96%	7/15/2030	3/11/2019	8,884,000	7,627,032	6,518,977	1.0%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	11.41%	1/20/2031	6/28/2019	13,000,000	12,388,167	10,943,441	1.7%
Venture XVIII CLO, Ltd.(6)	Subordinated Notes	—%	10/15/2029	7/16/2018	4,750,000	2,561,567	—	—%
Venture 28A CLO, Ltd.	Subordinated Notes	12.17%	10/20/2034	7/16/2018	17,715,000	14,385,375	12,277,817	1.9%
Venture XXX CLO, Ltd.(6)	Subordinated Notes	—%	1/15/2031	7/16/2018	5,100,000	3,377,666	2,649,356	0.4%
Venture XXXII CLO, Ltd.	Subordinated Notes	1.65%	7/18/2031	10/9/2018	7,929,328	5,959,967	4,672,955	0.7%
Venture XXXIV CLO, Ltd.	Subordinated Notes	5.87%	10/15/2031	7/30/2019	13,903,000	11,029,727	9,616,007	1.5%
Venture 41 CLO, Ltd.	Subordinated Notes	20.41%	1/20/2034	1/26/2021	8,249,375	7,814,893	7,243,250	1.1%
Venture 42 CLO, Ltd.	Subordinated Notes	18.88%	4/17/2034	11/5/2021	15,000,000	13,736,870	12,112,483	1.9%
Venture 43 CLO, Ltd.	Subordinated Notes	17.31%	4/17/2034	9/1/2021	12,000,000	10,379,514	9,567,229	1.5%
Voya IM CLO 2013-1, Ltd.(6)	Income Notes	—%	10/15/2030	6/9/2016	4,174,688	2,257,951	1,377,575	0.2%
Voya IM CLO 2013-3, Ltd.(6)	Subordinated Notes	—%	10/20/2031	2/13/2015	4,000,000	1,803,195	1,080,077	0.2%
Voya IM CLO 2014-1, Ltd.(6)	Subordinated Notes	—%	4/18/2031	2/5/2014	314,774	172,461	88,381	0.0%
Voya CLO 2014-3, Ltd.(6)(7)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	2,611,840	—	—%
Voya CLO 2014-4, Ltd.(6)	Subordinated Notes	—%	7/14/2031	11/10/2014	1,000,000	610,872	373,924	0.1%
Voya CLO 2015-2, Ltd.(6)(7)	Subordinated Notes	—%	7/23/2027	6/24/2015	13,712,000	2,719,660	—	—%
Voya CLO 2016-1, Ltd.(6)	Subordinated Notes	—%	1/21/2031	1/22/2016	7,750,000	5,506,207	3,954,372	0.6%
Voya CLO 2016-3, Ltd.(6)	Subordinated Notes	—%	10/20/2031	9/30/2016	10,225,000	8,199,115	6,114,313	0.9%
Voya CLO 2017-3, Ltd.	Subordinated Notes	5.27%	4/20/2034	6/15/2017	5,750,000	6,529,314	5,087,965	0.8%
Voya CLO 2017-4, Ltd.(6)	Subordinated Notes	—%	10/15/2030	3/25/2021	2,500,000	1,519,128	1,252,431	0.2%
Voya CLO 2018-1, Ltd.(6)	Subordinated Notes	—%	4/21/2031	2/23/2018	20,000,000	14,878,409	12,543,602	1.9%
Voya CLO 2018-2, Ltd.(6)	Subordinated Notes	—%	7/15/2031	4/27/2021	6,778,666	4,441,802	3,736,057	0.6%
Voya CLO 2018-4, Ltd.	Subordinated Notes	18.16%	1/15/2032	8/9/2021	3,192,000	2,466,404	2,345,223	0.4%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2019-1, Ltd.	Subordinated Notes	4.45%	4/15/2031	1/27/2020	$15,500,000	$13,095,225	$10,950,874	1.7%
Voya CLO 2020-1, Ltd.	Subordinated Notes	14.94%	7/17/2034	3/3/2022	6,500,000	5,788,698	4,965,545	0.8%
Voya CLO 2022-1, Ltd.	Subordinated Notes	20.11%	4/20/2035	3/18/2022	17,600,000	16,673,185	16,558,016	2.5%
West CLO 2014-1 Ltd.(6)(7)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	2,520,027	—	—%
Total Collateralized Loan Obligation - Equity Class						$876,267,122	$697,934,335	107.0%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
AGL CLO 5, Ltd.	Class E-R Notes	11.95% (SOFR + 6.45%)	7/20/2034	6/13/2023	$2,500,000	$2,220,796	$2,428,415	0.4%
Apidos CLO XII	Class E-R Notes	10.90% (SOFR + 5.40%)	4/15/2031	4/11/2023	6,775,000	5,697,396	6,089,293	0.9%
Apidos CLO XXIV	Class E-R Notes	13.36% (SOFR + 7.86%)	10/21/2030	3/10/2020	2,000,000	1,606,975	1,723,064	0.3%
Bain Capital Credit CLO 2017-2, Ltd.	Class E-R2 Notes	12.36% (SOFR + 6.86%)	7/25/2034	9/28/2023	1,750,000	1,589,578	1,645,674	0.3%
Bain Capital Credit CLO 2019-4, Ltd.	Class E-R Notes	13.23% (SOFR + 7.99%)	4/23/2035	11/8/2023	1,000,000	918,745	988,077	0.2%
Bain Capital Credit CLO 2021-2, Ltd.	Class E Notes	12.23% (SOFR + 6.73%)	7/16/2034	6/14/2023	2,500,000	2,155,988	2,297,994	0.4%
Barings CLO Ltd. 2015-I	Class E-R Notes	11.08% (SOFR + 6.86%)	1/20/2031	1/5/2024	1,800,000	1,480,088	1,531,148	0.2%
BlueMountain CLO 2015-3 Ltd.	Class E-R Notes	13.58% (SOFR + 8.08%)	4/21/2031	8/5/2022	2,500,000	1,835,218	1,636,555	0.3%
BlueMountain CLO XXV Ltd.	Class E-R Notes	12.75% (SOFR + 7.25%)	7/15/2036	4/24/2023	4,275,000	3,713,900	4,090,474	0.6%
BlueMountain CLO XXXIII Ltd.	Class E Notes	12.17% (SOFR + 6.83%)	11/20/2034	7/19/2023	5,000,000	4,513,892	4,623,490	0.7%
BlueMountain Fuji US CLO III Ltd.	Class E Notes	10.70% (SOFR + 5.20%)	1/15/2030	9/9/2022	2,000,000	1,695,059	1,822,437	0.3%
California Street CLO IX, Ltd.	Class F-R2 Notes	14.02% (SOFR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,647,746	1,797,404	0.3%
Carlyle CLO 17, Ltd.	Class E-R Notes	13.85% (SOFR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,807,353	2,161,590	0.3%
Carlyle Global Market Strategies CLO 2013-3, Ltd.	Class D-R Notes	11.00% (SOFR + 5.50%)	10/15/2030	11/13/2023	2,400,000	2,031,914	2,124,409	0.3%
Carlyle Global Market Strategies CLO 2014-2-R, Ltd.	Class E Notes	13.34% (SOFR + 8.00%)	5/15/2031	3/6/2019	7,500,000	6,995,357	4,527,288	0.7%
Carlyle Global Market Strategies CLO 2015-1, Ltd.	Class E-R Notes	12.44% (SOFR + 6.94%)	7/21/2031	12/14/2023	1,000,000	880,152	964,206	0.1%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Class D-R2 Notes	12.10% (SOFR + 6.60%)	4/20/2034	10/20/2023	1,000,000	885,964	928,402	0.1%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Carlyle Global Market Strategies CLO 2019-1, Ltd.	Class D Notes	12.20% (SOFR + 6.70%)	4/21/2031	7/14/2023	$4,605,000	$4,138,711	$4,333,117	0.7%
Cent CLO 21 Limited	Class D-R2 Notes	11.80% (SOFR + 6.30%)	7/26/2030	7/29/2022	7,000,000	5,891,600	6,317,842	1.0%
Cent CLO 21 Limited(8)	Class E-R2 Notes	14.15% (SOFR + 8.65%)	7/26/2030	7/12/2018	125,547	121,674	80,488	0.0%
Churchill Middle Market CLO IV Ltd.	Class E-R Notes	13.19% (SOFR + 8.13%)	4/23/2036	3/8/2024	3,500,000	3,430,000	3,484,674	0.5%
CIFC Funding 2013-III-R, Ltd.	Class D Notes	11.40% (SOFR + 5.90%)	4/24/2031	9/9/2022	1,675,000	1,444,102	1,540,979	0.2%
CIFC Funding 2013-III-R, Ltd.	Class E Notes	13.28% (SOFR + 7.78%)	4/24/2031	10/2/2020	3,000,000	2,411,944	2,158,097	0.3%
CIFC Funding 2014-III, Ltd.	Class E-R2 Notes	11.60% (SOFR + 6.10%)	10/22/2031	9/16/2022	1,125,000	964,166	1,093,659	0.2%
CIFC Funding 2014-III, Ltd.	Class F-R2 Notes	13.75% (SOFR + 8.25%)	10/22/2031	11/5/2021	1,500,000	1,392,240	1,190,155	0.2%
CIFC Funding 2014-IV-R, Ltd.	Class E-R Notes	14.68% (SOFR + 9.18%)	1/17/2035	12/20/2021	778,684	736,951	772,988	0.1%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	14.00% (SOFR + 8.50%)	10/17/2031	9/17/2018	750,000	736,632	658,050	0.1%
CIFC Funding 2015-I, Ltd.	Class E-RR Notes	11.50% (SOFR + 6.00%)	1/22/2031	9/9/2022	2,562,500	2,211,115	2,463,569	0.4%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	13.35% (SOFR + 7.85%)	1/22/2031	10/31/2019	5,000,000	4,275,937	3,960,202	0.6%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	15.65% (SOFR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,630,726	3,942,464	0.6%
CIFC Funding 2017-IV, Ltd.	Class D Notes	11.60% (SOFR + 6.10%)	10/24/2030	4/21/2023	2,500,000	2,210,071	2,455,636	0.4%
Dryden 28 CLO, Ltd.	Class B2LR Notes	11.79% (SOFR + 6.45%)	8/15/2030	5/1/2023	3,090,000	2,736,988	2,697,713	0.4%
Dryden 41 CLO, Ltd.	Class E-R Notes	10.80% (SOFR + 5.30%)	4/15/2031	8/25/2023	3,015,000	2,469,091	2,705,575	0.4%
Dryden 49 CLO, Ltd.	Class E Notes	11.80% (SOFR + 6.30%)	7/18/2030	8/15/2023	5,850,000	5,014,876	5,465,589	0.8%
Dryden 57 CLO, Ltd.	Class E Notes	10.54% (SOFR + 5.20%)	5/15/2031	4/11/2023	4,000,000	3,303,310	3,216,360	0.5%
Dryden 65 CLO, Ltd.	Class E Notes	11.25% (SOFR + 5.75%)	7/18/2030	10/11/2023	1,750,000	1,559,690	1,608,411	0.2%
Dryden 92 CLO, Ltd.	Class E Notes	11.84% (SOFR + 6.50%)	11/20/2034	7/10/2023	2,230,129	1,952,445	1,950,452	0.3%
Galaxy XXI CLO, Ltd.	Class F-R Notes	12.75% (SOFR + 7.25%)	4/21/2031	3/8/2019	6,000,000	5,232,122	5,423,324	0.8%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Galaxy XXII CLO, Ltd.	Class F-RR Notes	14.30% (SOFR + 8.80%)	4/17/2034	8/8/2022	$1,500,000	$1,208,769	$1,406,630	0.2%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	13.40% (SOFR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,384,454	1,102,683	0.2%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	13.98% (SOFR + 8.48%)	7/15/2031	6/29/2018	41,713	39,836	39,626	0.0%
HarbourView CLO VII-R, Ltd.(8)	Class F Notes	13.77% (SOFR + 8.27%)	7/18/2031	10/29/2018	6,937,289	6,802,167	3,876,131	0.6%
LCM XVI Ltd.	Class E-R2 Notes	11.96% (SOFR + 6.38%)	10/15/2031	3/28/2024	2,800,000	2,574,180	2,576,974	0.4%
LCM XXIII Ltd.	Class D Notes	12.55% (SOFR + 7.05%)	10/19/2029	8/19/2022	6,000,000	5,213,811	5,022,415	0.8%
LCM 26 Ltd.	Class E Notes	10.80% (SOFR + 5.30%)	1/20/2031	8/23/2023	4,000,000	2,932,240	3,216,955	0.5%
LCM 30 Ltd.	Class E-R Notes	12.00% (SOFR + 6.50%)	4/21/2031	7/13/2023	5,000,000	4,296,567	4,594,500	0.7%
LCM 32 Ltd.	Class E Notes	11.89% (SOFR + 6.39%)	7/20/2034	10/13/2023	4,750,000	4,032,032	4,210,529	0.6%
LCM 34 Ltd.	Class E Notes	12.04% (SOFR + 6.54%)	10/20/2034	9/6/2023	5,250,000	4,508,975	4,758,825	0.7%
LCM 37 Ltd.	Class E Notes	12.87% (SOFR + 7.63%)	4/17/2034	8/30/2023	3,000,000	2,653,032	2,868,782	0.4%
Madison Park Funding XIII, Ltd.	Class F-R Notes	13.45% (SOFR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,803,597	1,697,294	0.3%
Madison Park Funding XIV, Ltd.	Class E-R Notes	11.30% (SOFR + 5.80%)	10/22/2030	6/2/2023	2,375,000	2,034,392	2,308,422	0.4%
Madison Park Funding XIV, Ltd.	Class F-R Notes	13.27% (SOFR + 7.77%)	10/22/2030	3/13/2020	4,500,000	3,405,561	3,906,435	0.6%
Madison Park Funding XXIV, Ltd.	Class E-R Notes	12.70% (SOFR + 7.20%)	10/19/2029	8/19/2022	3,000,000	2,814,730	3,024,457	0.5%
Madison Park Funding XL, Ltd.	Class E-R Notes	11.79% (SOFR + 6.45%)	5/28/2030	9/9/2022	3,460,000	3,075,113	3,242,313	0.5%
Mountain View CLO IX Ltd.	Class D-R Notes	11.66% (SOFR + 6.08%)	7/15/2031	1/11/2024	4,395,954	3,612,975	3,756,647	0.6%
Mountain View CLO IX Ltd.	Class E Notes	13.52% (SOFR + 8.02%)	7/15/2031	10/29/2018	3,625,000	3,537,573	1,874,418	0.3%
Neuberger Berman CLO XV, Ltd.	Class E-R Notes	12.25% (SOFR + 6.75%)	10/15/2029	9/14/2022	1,375,000	1,254,559	1,359,617	0.2%
Newark BSL CLO 2, Ltd.	Class D Notes	11.80% (SOFR + 6.30%)	7/25/2030	7/27/2022	3,000,000	2,695,762	2,887,617	0.4%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	12.70% (SOFR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,494,781	3,985,575	0.6%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	13.75% (SOFR + 8.25%)	4/16/2031	10/15/2019	6,080,742	5,215,806	5,544,869	0.8%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Octagon Investment Partners XXI, Ltd.	Class D-RR Notes	12.34% (SOFR + 7.00%)	2/14/2031	8/30/2023	$2,750,000	$2,490,177	$2,618,501	0.4%
Octagon Investment Partners XXII, Ltd.	Class E-RR Notes	10.95% (SOFR + 5.45%)	1/22/2030	8/24/2023	1,500,000	1,287,011	1,371,236	0.2%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	13.25% (SOFR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,600,527	4,592,885	0.7%
Octagon Investment Partners 26, Ltd.	Class E-R Notes	10.98% (SOFR + 5.40%)	7/15/2030	1/18/2024	1,900,000	1,678,097	1,698,755	0.3%
Octagon Investment Partners 29, Ltd.	Class E-R Notes	12.75% (SOFR + 7.25%)	1/24/2033	12/18/2023	1,500,000	1,408,848	1,463,746	0.2%
Octagon Investment Partners 36, Ltd.	Class E Notes	10.93% (SOFR + 5.43%)	4/15/2031	11/15/2023	3,000,000	2,562,002	2,689,348	0.4%
Octagon Investment Partners 45, Ltd.	Class E-R Notes	12.06% (SOFR + 6.82%)	4/16/2035	12/13/2023	2,500,000	2,205,099	2,374,072	0.4%
Octagon Investment Partners 59, Ltd.	Class E Notes	12.68% (SOFR + 7.60%)	5/15/2035	4/19/2023	2,500,000	2,238,855	2,170,121	0.3%
OZLM VIII, Ltd.	Class E-RR Notes	13.67% (SOFR + 8.17%)	10/17/2029	11/6/2018	8,400,000	8,240,805	6,809,347	1.1%
Rockford Tower CLO 2021-3, Ltd.	Class E Notes	12.22% (SOFR + 6.72%)	10/20/2034	9/15/2023	4,535,000	4,092,880	4,158,224	0.6%
Romark WM-R Ltd.	Class E Notes	10.84% (SOFR + 5.26%)	4/21/2031	1/16/2024	5,534,750	4,818,556	4,845,978	0.7%
Shackleton 2017-XI CLO, Ltd.	Class E Notes	11.87% (SOFR + 6.30%)	8/15/2030	3/1/2024	5,050,000	4,246,736	4,262,464	0.7%
Sound Point CLO IV-R, Ltd.	Class F Notes	13.60% (SOFR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,254,390	1,668,356	0.3%
Sound Point CLO XX, Ltd.	Class E Notes	11.50% (SOFR + 6.00%)	7/28/2031	8/14/2023	5,000,000	3,479,502	4,065,777	0.6%
Sound Point CLO XXIII, Ltd.	Class E-R Notes	12.05% (SOFR + 6.47%)	7/15/2034	2/9/2024	3,500,000	2,990,833	3,124,595	0.5%
Sound Point CLO XXV, Ltd.	Class E-R Notes	12.49% (SOFR + 7.25%)	4/25/2033	9/9/2022	3,000,000	2,579,400	2,828,444	0.4%
Sound Point CLO XXVII, Ltd.	Class E-R Notes	12.15% (SOFR + 6.56%)	10/25/2034	3/7/2024	1,600,000	1,403,589	1,433,028	0.2%
Sound Point CLO XXXI, Ltd.	Class E Notes	12.20% (SOFR + 6.61%)	10/25/2034	2/6/2024	2,100,000	1,830,481	1,880,526	0.3%
Sound Point CLO XXXIII, Ltd.	Class E Notes	11.94% (SOFR + 6.70%)	4/25/2035	6/13/2023	1,500,000	1,215,475	1,357,044	0.2%
TCW CLO 2019-2, Ltd.	Class E-R Notes	11.89% (SOFR + 6.65%)	10/20/2032	10/12/2023	3,000,000	2,702,467	2,813,487	0.4%
THL Credit Wind River 2014-2 CLO, Ltd.	Class F-R Notes	13.37% (SOFR + 7.87%)	1/15/2031	8/16/2022	3,000,000	2,224,897	1,556,969	0.2%
THL Credit Wind River 2016-1 CLO, Ltd.	Class E-R2 Notes	12.93% (SOFR + 7.35%)	10/15/2034	1/10/2024	1,500,000	1,317,576	1,385,478	0.2%
THL Credit Wind River 2017-1 CLO, Ltd.	Class E-R Notes	12.62% (SOFR + 7.06%)	4/18/2036	1/12/2024	1,950,000	1,808,450	1,887,101	0.3%
THL Credit Wind River 2017-3 CLO, Ltd.	Class E-R Notes	12.55% (SOFR + 7.05%)	4/15/2035	6/8/2023	2,000,000	1,720,494	1,880,169	0.3%

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
THL Credit Wind River 2019-1 CLO, Ltd.	Class E-R Notes	12.18% (SOFR + 6.60%)	7/20/2034	2/13/2024	$1,590,000	$1,368,238	$1,428,442	0.2%
THL Credit Wind River 2022-2 CLO, Ltd.	Class E Notes	13.89% (SOFR + 8.57%)	7/20/2035	1/17/2024	7,300,000	6,915,433	7,096,072	1.2%
Venture XIX CLO, Ltd.	Class E-RR Notes	11.94% (SOFR + 6.36%)	1/15/2032	3/14/2024	1,500,000	1,219,965	1,252,632	0.2%
Venture XIX CLO, Ltd.	Class F-RR Notes	14.00% (SOFR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,750,764	5,114,062	0.8%
Venture XXXIII CLO, Ltd.	Class F Notes	13.50% (SOFR + 8.00%)	7/15/2031	12/3/2019	2,500,000	2,023,271	1,402,681	0.2%
Venture 37 CLO, Ltd.	Class E Notes	12.53% (SOFR + 6.95%)	7/15/2032	2/20/2024	3,000,000	2,417,033	2,544,502	0.4%
Voya IM CLO 2012-4, Ltd.(8)	Class E-R-R Notes	16.35% (SOFR + 10.85%)	10/15/2030	10/11/2019	3,460,040	3,324,201	2,444,878	0.4%
Voya CLO 2013-3, Ltd.	Class D-R Notes	11.40% (SOFR + 5.90%)	10/20/2031	10/17/2023	2,500,000	2,055,123	2,186,623	0.3%
Voya IM CLO 2014-1, Ltd.(8)	Class E-R2 Notes	13.85% (SOFR + 8.35%)	4/18/2031	4/11/2019	9,102,047	7,545,827	5,261,066	0.8%
Voya CLO 2016-1, Ltd.	Class D-R Notes	10.83% (SOFR + 5.25%)	1/21/2031	2/2/2024	1,500,000	1,232,040	1,254,050	0.2%
Voya CLO 2016-3, Ltd.	Class D-R Notes	11.58% (SOFR + 6.08%)	10/20/2031	7/20/2023	3,000,000	2,165,146	2,700,895	0.4%
Voya CLO 2017-1, Ltd.	Class D Notes	11.60% (SOFR + 6.10%)	4/17/2030	9/9/2022	2,500,000	2,115,741	2,234,052	0.3%
Total Collateralized Loan Obligation - Debt Class						$274,661,353	$266,016,584	40.7%

Total Portfolio Investments						$1,150,928,475	$963,950,919	147.7%
Other liabilities in excess of assets							(311,469,916)	(47.7)%
Net assets (58,811,250 shares issued and outstanding)							$652,481,003	100.0%
Net asset value per share							$11.09

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes, income notes and preference shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. For intra-quarter end periods, the Company’s Board of Directors has designated the Advisor to fair value the Company’s investments. As of March 31, 2024, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Note 1 within the accompanying notes to schedule of investments for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month Term SOFR, which was 5.29823% at March 31, 2024. The current base rate for each investment may be different from the reference rate on March 31, 2024.

(5) The securities in which the Company has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the senior secured notes is fully recovered, any future distributions will be recorded as realized gains.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

(8) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.

See accompanying notes to schedule of investments.

Notes to Schedule of Investments

March 31, 2024

(unaudited)

Note 1. Investments

Investment Valuation

Priority Income Fund, Inc. (the “Company”) follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 1 of the fair value hierarchy.

The SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”) which established a consistent, principles-based framework for boards of directors to use in creating their own specific processes in order to determine fair values in good faith. Rule 2a-5's adoption did not have a significant impact on the Company’s schedule of investments and disclosures as our Board of Directors (the “Board”) has chosen to continue to determine fair value in good faith for quarter end valuations. For intra-quarter periods and pursuant to Rule 2a-5, the Board has designated Priority Senior Secured Income Management, LLC (the “Adviser”) as the valuation designee (the “Valuation Designee”) for the purpose of performing fair value determinations for investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issues its valuation report.

3.	The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board as to the value for each investment.

4.	The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm, and the Audit Committee.

Notes to Schedule of Investments

March 31, 2024

(unaudited)

The Board has approved a multi-step valuation process for such intra-quarter investment valuations, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.
3.	The Adviser, as the Company’s Valuation Designee, reviews and approves the independent valuation firm’s valuation report.

The Company's investments in collateralized loan obligations (“CLOs”) are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Investments Transactions

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis and changes in fair value are recognized in unrealized gain (loss) on investments. Realized gains or losses on investments are calculated by using the specific identification method.

Paid-In-Kind Interest

The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the nine months ended March 31, 2024, PIK interest included in interest income totaled $944,876. For the nine months ended March 31, 2024, $177,335 of previous PIK interest was repaid which reduced the principal balance. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain regulated investment company (“RIC”) tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Recent Accounting Pronouncements

The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board. The Company has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its financial statements.

Notes to Schedule of Investments

March 31, 2024

(unaudited)

Portfolio Investments

During the nine months ended March 31, 2024, the Company purchased $120,331,554 of investment securities (excluding short-term securities). During the nine months ended March 31, 2024, the Company recognized realized gains of $156 from investments which have been called. During the nine months ended March 31, 2024, the Company received $342,298 from liquidating payments on investments that were written-off for tax purposes, which resulted in realized gains. During the nine months ended March 31, 2024, the Company wrote off one investment which had been called, resulting in a realized loss of $675,547. During the nine months ended March 31, 2024, the Company sold six investments for proceeds of $12,713,383.

The following table shows the fair value of the Company's investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$697,934,335	$697,934,335
Collateralized Loan Obligations - Debt Class	—	—	266,016,584	266,016,584
	$—	$—	$963,950,919	$963,950,919

The following table shows the aggregate changes in fair value of our Level 3 investments during the nine months ended March 31, 2024:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2023	$742,918,521	$156,291,272	$899,209,793
Net realized gain (loss) on investments	(333,093)	1,102,465	769,372
Net change in unrealized gain (loss) on investments	(18,451,375)	4,873,544	(13,577,831)
Purchases of investments	3,888,000	116,443,534	120,331,534
Payment-in-kind interest	—	767,541	767,541
Repayments from investments	(20,013,713)	(1,000,000)	(21,013,713)
Proceeds from sales of investments	—	(12,713,383)	(12,713,383)
Accretion of purchase discount, net	(10,074,005)	251,611	(9,822,394)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at September 30, 2023	$697,934,335	$266,016,584	$963,950,919

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(19,182,697)	$5,018,704	$(14,163,993)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the nine months ended March 31, 2024.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of March 31, 2024:

		Primary	Unobservable Input
Asset Category	Fair Value	Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$697,934,335	Discounted Cash Flow	Discount Rate	5.62% - 35.35%	17.45%
Collateral Loan Obligations - Debt Class	266,016,584	Discounted Cash Flow	Discount Rate	11.42% - 33.36%	15.66%
Total Level 3 Investments	$963,950,919

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

Notes to Schedule of Investments

March 31, 2024

(unaudited)

In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

Notes to Schedule of Investments

March 31, 2024

(unaudited)

An increase in interest rates would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have interest rate floors, there may not be corresponding increases in investment income (if interest rates increase but stay below the interest rate floors of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a Controlled Foreign Corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in Passive Foreign Investment Companies (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute at least 90% of such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Notes to Schedule of Investments

March 31, 2024

(unaudited)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On January 13, 2020, (amended on August 2, 2022), the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Prospect Floating Rate and Alternative Income Fund, Inc., where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Note 2. Income Taxes

As of March 31, 2024, the cost basis of investments for tax purposes was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/(Depreciation)
$1,010,882,165	$76,126,202	$(123,057,448)	$(46,931,246)

Tax balances are estimates and the final determination for this year will not be made until the Company files its tax return for the tax year ended June 30, 2024.